                  DESCRIPTION OF MEDIUM TERM NOTES
              PURCHASED BY TMCC OFFICERS AND DIRECTORS

Certain officers and directors of TMCC have purchased medium-term notes from TMCC. The terms of the notes are summarized below. The form of the note is attached after this description.

Each of the notes has a term of ten years. The interest rate is a fixed rate and was set at a rate equal to .80% above the rate for ten year Treasury notes. The notes were required to be in a minimum principal amount of $100,000. Each holder of the notes has a one time option to convert his note at par to a floating rate note bearing interest at LIBOR plus 0.15%. Each holder also has the right to require TMCC to repurchase his note, in whole but not in part, at its then market value, as determined by TMCC.



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                 FORM OF FIXED RATE GLOBAL MEDIUM-TERM NOTE

            Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                   PRINCIPAL OR FACE AMOUNT
No. FX   CUSIP No. _______________                     $_____________

                 TOYOTA MOTOR CREDIT CORPORATION
                         MEDIUM-TERM NOTE
             (Fixed Rate/Floating Rate, Non-Redeemable)

__________________________________________________________________________

           *** [  ] CHECK IF A PRINCIPAL INDEXED NOTE ***
            IF CHECKED, CALCULATION AGENT: _____________

If this is a Principal Indexed Note, references herein to "principal" shall be deemed to be the face amount hereof, except that the amount payable upon Maturity of this Note shall be determined in accordance with the formula or formulas set forth below or in an attached Addendum hereto.


ORIGINAL ISSUE DATE:            INTEREST RATE:             STATED MATURITY DATE:


INTEREST PAYMENT DATES:


INITIAL REDEMPTION              INITIAL REDEMPTION         ANNUAL REDEMPTION
DATE:                           PERCENTAGE:                PERCENTAGE REDUCTION:

Not applicable ("N/A")          N/A                        N/A

OPTIONAL REPAYMENT DATE(S):

This Note can be repaid prior to the Stated Maturity Date at the option of the Holder of the Note. Any date on which the Note may be repaid, as specified in the attached Addendum, shall be an "Optional Repayment Date." See the attached Addendum-"Repayment Option".


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DAY COUNT CONVENTION
[ X ] 30/360 FOR THE PERIOD FROM                                  TO   .
[   ] ACTUAL/360 FOR THE PERIOD FROM                              TO   .
[   ] ACTUAL/ACTUAL FOR THE PERIOD FROM                           TO   .



ADDENDUM ATTACHED:                                    ORIGINAL ISSUE DISCOUNT:
[ X ]  Yes                                            [   ]  Yes
[   ]  No                                             [ X ]  No
                                                      Total Amount of OID:
                                                      Yield to Maturity:
                                                      Initial Accrual Period:

OTHER PROVISIONS:

The Holder of the Note has an option to convert the Note into a Floating Rate Note. Upon conversion, certain of the terms of the Note will change. See attached Addendum -"Conversion to Floating Rate Note".


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

TOYOTA MOTOR CREDIT CORPORATION, a California corporation ("Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ________________ THOUSAND DOLLARS ($____________), or if this is a Principal Indexed Note, the principal amount as determined in accordance with the terms set forth under "Other Provisions" above and/or in the Addendum attached hereto, on the Stated Maturity Date specified above (except to the extent redeemed or repaid prior to the Stated Maturity Date), and to pay interest on the principal or face amount as set forth above at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment. Reference herein to "this Note", "hereof", "herein" and comparable terms shall include an Addendum hereto if an Addendum is specified above.

            The Company will pay interest on each Interest Payment Date specified above, commencing on the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Stated Maturity Date or any Redemption Date or Optional Repayment Date (if specified as repayable at the option of the Holder in an attached Addendum) (the date of each such Stated Maturity Date, Redemption Date and Optional Repayment Date and the date on which principal or an installment of principal is due and payable by declaration of acceleration pursuant to the Indenture being referred to hereinafter as a "Maturity" with respect to principal payable on such date); provided, however, that if the Original Issue Date is between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Original Issue Date. Except as provided above, interest payments will be made on the Interest Payment Dates shown above. Unless otherwise specified above, the "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date.
Interest on this Note will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from the Original Issue Date specified above, to, but excluding such Interest Payment Date. Unless otherwise specified in an Addendum attached hereto, if the Maturity or an Interest Payment Date falls on a day which is not a Business Day as defined below, the payment due on such Maturity or Interest Payment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity or Interest Payment Date, as the case may be, and no interest shall accrue with respect to such payment for the period from and after such Maturity or Interest Payment Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

            Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; and provided, further, that AT THE OPTION OF THE COMPANY, the Holder of this Note may be entitled to receive payments of principal of and interest on this Note by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Trustee not less than 15 days prior to the applicable payment date.

            Unless the certificate of authentication hereon has been executed by or on behalf of Deutsche Bank Trust Company Americas, the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            This Note is one of a duly authorized series of Securities (hereinafter called the "Securities") of the Company designated as its Medium-Term Notes (the "Notes"). The Notes are issued and to be issued under an Indenture dated as of August 1, 1991 as amended and supplemented by the First Supplemental Indenture dated as of October 1, 1991 (herein called the "Indenture") between the Company, The Chase Manhattan Bank, N.A. and
Deutsche Bank Trust Company Americas, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee (as defined below) and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. Deutsche Bank Trust Company Americas shall act as Trustee with respect to the Notes (herein called the "Trustee", which term includes any successor Trustee with respect to the Notes, under the Indenture). The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

            Except as otherwise provided in the Indenture, the Notes will be issued in global form only registered in the name of The Depository
Trust Company (the "Depositary") or its nominee. The Notes will not be issued in definitive form, except as otherwise provided in the Indenture, and ownership of the Notes shall be maintained in book entry form by the Depositary for the accounts of participating organizations of the Depositary.

            This Note is not subject to any sinking fund and, unless otherwise provided above in accordance with the provisions of the following paragraphs, is not redeemable or repayable prior to the Stated Maturity Date.

            If so provided above, this Note may be redeemed by the Company on any date on and after the Initial Redemption Date, if any, specified above.
If no Initial Redemption Date is set forth above, this Note may not be redeemed prior to the Stated Maturity Date. On and after the Initial Redemption Date, if any, this Note may be redeemed at any time in whole or from time to time in part in increments of $1,000 (provided that any remaining principal hereof shall be at least $1,000) at the option of the Company at the applicable Redemption Price (as defined below), together with accrued interest hereon at the applicable rate payable to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 days prior to the Redemption Date or such other notice specified in an Addendum attached hereto. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

            Unless otherwise specified above, the "Redemption Price" shall initially be the Initial Redemption Percentage, specified above, of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date, shown above, by the Annual Redemption Percentage Reduction, if any, specified above hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

            Unless otherwise specified in an Addendum attached hereto, this
Note is not subject to repayment at the option of the Holder. If this Note shall be repayable at the option of the Holder as specified in an attached Addendum hereto, unless otherwise specified in such Addendum, on any Optional Repayment Date, this Note shall be repayable in whole at a repayment price equal to 100% of the principal amount to be repaid, together with interest thereon payable to the date of repayment. If specified as repayable at the option of the Holder in such Addendum, for this Note to be repaid in whole or in part at the option of the Holder hereof, this Note must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its Corporate Trust Office, or such address which the Company shall from time to time notify the Holders of the Notes, not more than 60 nor less than 30 days prior to the related Optional Repayment Date or such other time as is specified in an Addendum attached hereto. Exercise of such repayment option by the Holder hereof shall be irrevocable.

            Interest payments on this Note shall include interest accrued from, and including, the Original Issue Date indicated above, or the most recent date to which interest has been paid or duly provided for, to, but excluding, the related Interest Payment Date or Maturity, as the case may be. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months if the Day Count Convention specified above is "30/360" for the period specified thereunder, on the basis of the actual number of days in the related month and a 360-day year if the Day Count Convention specified above is "Actual/360" for the period specified thereunder or on the basis of the actual number of days in the related year and month if the Day Count Convention specified above is "Actual/Actual" for the period specified thereunder.

            As used herein, "Business Day" means:

            1. for United States dollar denominated Notes: any day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York (a "New York Business Day");

            2. for non-United States Dollar denominated Notes (other than Notes denominated in euro): a day that is both (x) a day other than a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (as defined below) and (y) a New York Business Day; and

            3. for euro denominated Notes: a day that is both (x) a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) system is open; and (y) a New York Business Day.

            As used herein, "Principal Financial Center" means:   the capital
city of the country issuing the Specified Currency except that with respect to United States dollars, Australian dollars, Canadian dollars, South African rand and Swiss francs, the Principal Financial Center will be the City of New York, Sydney, Toronto, Johannesburg and Zurich, respectively.

            "Specified Currency" means the currency in which a particular Note is denominated (or, if the currency is no longer legal tender for the payment of public and private debts, any other currency of the relevant country which is then legal tender for the payment of such debts).

            Notwithstanding anything to the contrary contained herein or in the Indenture, for purposes of determining the rights of a Holder of a Note for which the principal thereof is determined by reference to the price or prices of specified commodities or stocks, interest rate indices, interest or exchange rate swap indices, the exchange rate of one or more specified currencies relative to another currency or such other price, exchange rate or other financial index or indices as specified above (a "Principal Indexed Note"), in respect of voting for or against amendments to the Indenture and modifications and the waiver of rights thereunder, the principal amount of any such Principal Indexed Note shall be deemed to be equal to the face amount thereof upon issuance. The method for determining the amount of principal payable at Maturity on a Principal Indexed Note will be specified in an attached Addendum.

            Any provision contained herein with respect to the calculation of the rate of interest applicable to this Note, its payment dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto and references herein to "this Note," "hereof," "herein," and "as specified above" or similar language of like import shall also be references to any such Addendum.

            If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected thereby at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

            No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all



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purposes, whether or not this Note be overdue, and neither the Company, the
Trustee nor any such agent shall be affected by notice to the contrary.

            The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

            All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.




                                           TOYOTA MOTOR CREDIT CORPORATION


                                           By: ___________________________



Attest:


By: _________________________




CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS
      as Trustee


By: _________________________                Dated: ______________________
    Authorized Officer

                               OPTION TO ELECT REPAYMENT

            The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note pursuant to its terms at a price equal to the Market Price of __________, as quoted by the Company on _____________, together with interest to the repayment date, to the undersigned, at ______________________
_____________________________________________________________________
(Please print or typewrite name and address of the undersigned)

            For this Note to be repaid, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, on or before the Optional Repayment Date, if any, of this Note, this Note with this "Option to Elect Repayment" form duly completed.



                                    __________________________________________
Date ___________________            NOTICE:  The signature on this Option to
                                    Elect Repayment must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatever.

                           ASSIGNMENT/TRANSFER FORM
                           ------------------------


            FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
_____________________________________________________________________
_____________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)_________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ___________________________________________________________
attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

Dated: ____________                   _____________________________________

NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                     ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

                 TEN COM--as tenants in common
                 UNIF GIFT MIN ACT--...................Custodian.............
                                          (Cust)                    (Minor)

                           Under Uniform Gifts to Minors Act

                           .................................
                                         (State)

                 TEN ENT--as tenants by the entireties
                 JT TEN--as joint tenants with right of survivorship and not as tenants in common

            Additional abbreviations may also be used though not in the above list.

               ADDENDUM TO TOYOTA MOTOR CREDIT CORPORATION
                            MEDIUM-TERM NOTES
                                FX--_____

            Notwithstanding anything to the contrary contained in the attached Note, the terms of the attached Note will be as set forth below.

Repayment Option

            The Note will be repayable by the Company at the option of the Holder thereof in whole but not in part at a repayment price equal to the Market Price (as defined below), together with unpaid interest accrued thereon to but excluding the date of repayment.

            The Holder, the Beneficial Owner of the Note or the participant through which the Beneficial Owner owns its interest shall have the right on any Business Day (as defined below) to request orally or in writing that the Company provide a quote for the Market Price of the Note for that day. The Company shall provide a written quote to the person or entity requesting the quote within one Business Day of the Company's receipt of the request. The Holder shall have three Business Days after delivery of the quote to exercise its right to require the Company to repay the Note in whole at the Market Price contained in the quote by delivering written notice of such exercise to the Trustee. The Trustee shall provide written notice of such exercise to the Company within one Business Day after receiving same from the Holder.
The repayment shall occur on a Business Day specified by the Company which shall be not more than three Business Days after delivery of the notice to the Company. The Holder shall have no obligation to exercise the repayment option after receipt of the quote. However, exercise of the repayment option will be irrevocable.

            The Note will be a Book-Entry Note represented by one Global Security. So long as the Depositary or its nominee is the registered owner of the Global Security, the Depositary or its nominee, as the case may be, will be the sole Holder of the Book-Entry Note represented by the Global Security and only the Depositary may exercise the repayment option in respect of the Global Security representing the Book-Entry Note. However, the Beneficial Owner and the participant through which it owns its interest shall have the right to request a Market Price quote. To exercise the repayment option, the Depositary must notify the Trustee in writing as outlined above. Accordingly, the Beneficial Owner of the Global Security that desires to have the Book-Entry Note represented by such Global Security repaid must instruct the participant through which it owns its interest to direct the Depositary to exercise the repayment option on its behalf. To ensure that the Depositary receives notice from a participant in time to deliver notice to the Trustee on a particular day, the Beneficial Owner must so instruct the participant through which it owns its interest before such participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, the Beneficial Owner should consult the participant through which it owns its interest for the deadline for such participant. All instructions given to a participant from the Beneficial Owner of the Global Security relating to the option to elect repayment shall be irrevocable. In addition, at the time such instructions are given, the Beneficial Owner shall cause the participant through which it owns its interest to transfer the Beneficial Owner's interest in the Global Security representing the related Book-Entry Note on the Depositary's records to the Trustee. The requirement for physical delivery of a Book-Entry Note in connection with a demand for repayment will be deemed satisfied when the ownership rights in the Global Security representing such Book-Entry Note are transferred by the direct participant on the Depositary's records.

            The Beneficial Owner of the Global Security shall not be entitled to receive physical delivery of a Certificated Note, except in the limited circumstances described under "Description of Notes -- Book-Entry Notes" in the Prospectus Supplement. In such circumstances, the Holder of a Certificated Note shall exercise the repayment option by delivering the Note, together with the form thereon entitled "Option to Elect Repayment" duly completed, to the Trustee at its office maintained for such purpose, currently the corporate trust office of the Trustee located at 100 Plaza One, Jersey City, New Jersey 07311, within the time specified above. Exercise of such repayment option by the Holder of a Note will be irrevocable.

            All notices from or to the Holder, the Trustee or the Company in connection with the repayment of the Note may be delivered in electronic form or by facsimile. Oral or written requests for Market Price quotes should be directed to the Company's Treasury Department.

Minimum Denomination

            This Note shall have a minimum denomination of $______________

Conversion to Floating Rate Note

            The Holder shall have the right to convert the interest rate on the Note from a Fixed Rate of _______% to a floating rate of LIBOR plus 0.15%. The principal amount of the Note shall remain the same. The Index Currency shall be U.S. dollars and the Index Maturity shall be three months. If the Note is converted, the initial floating rate Interest Rate shall be determined on the second London Banking Day (as defined below) preceding the Conversion Date (as defined below). After conversion, the Interest Payment Periods shall be quarterly and the Interest Payment Dates shall be changed from semiannual to quarterly payments and shall occur on each _________, __________, ___________, and ________________ of each year commencing on the first such Interest Payment Date following the Conversion Date. The Interest Rate Reset Periods shall be quarterly. The Interest Reset Dates shall be the same as the Interest Payment Dates. The Day Count Convention shall be changed to Actual/360 for the period from and including the Conversion Date to Maturity. Merrill Lynch Capital Services, Inc. will act as the Calculation Agent for the Note (the "Calculation Agent").

            The exercise of the option to convert the Note into a Floating Rate Note will be irrevocable. The Holder shall have no further option to convert the Note into a Fixed Rate Note.

            The Holder shall exercise the option to convert the Note into a Floating Rate Note by delivering written notice of exercise to the Trustee. The Trustee shall provide a copy of the notice to the Company. If the Trustee receives notice on or between the ____ and ____ day of a calendar month, the "Conversion Date" shall be the _____ day of the calendar month in which notice is received. If the Trustee receives notice on or after the ____ day of a calendar month, the "Conversion Date" shall be the ______ day of the calendar month immediately following the month in which the notice is received. Interest shall accrue on the Note at the Fixed Rate to but excluding the Conversion Date. Interest shall begin to accrue at the Floating Rate on the Conversion Date to but excluding Maturity.

            At the request of the Holder, the Calculation Agent shall provide to the Holder the Interest Rate then in effect and, if determined, the Interest Rate which shall become effective as of the next Interest Reset Date.

            LIBOR shall be calculated as follows:

            LIBOR will initially be determined two London Banking Days preceding the Conversion Date and thereafter for each Interest Payment Date, LIBOR will be determined two London Banking Days preceding each Interest Reset Date (each, a "LIBOR Interest Determination Date") and will be the rate for deposits in the Index Currency having the Index Maturity designated above commencing on the second London Banking Day immediately following the LIBOR Interest Determination Date, that appears on the Designated LIBOR Page specified above as of 11:00 A.M. London time, on that LIBOR Interest Determination Date. If, as described in the immediately preceding sentence no rate appears, LIBOR in respect of the related LIBOR Interest
Determination Date will be determined as if the parties had specified the rate described in the immediately succeeding paragraph.

            With respect to a LIBOR Interest Determination Date on which no rate appears, on the applicable Designated LIBOR Page, as specified in the immediately preceding paragraph, the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity shown above, commencing on the second London Banking Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date shall be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards) of such quotations as determined by the

Calculation Agent. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date shall be calculated by the Calculation Agent as the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards) of the rates quoted at approximately
11:00 A.M. in the Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in the Principal Financial Center selected by the Calculation Agent for loans in such Index Currency to leading European banks having the Index Maturity specified above and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date shall be LIBOR in effect on such LIBOR Interest Determination Date.

                        If an Interest Payment Date (other than an Interest Payment Date at Maturity) would fall on a day that is not a Business Day, such Interest Payment Date shall be the following day that is a Business Day; provided however, that if such next Business Day falls in the next calendar month, such Interest Payment Date shall be the next preceding day that is a Business Day.

                        If the Maturity falls on a day which is not a Business Day, the payment due on such Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity and no interest shall accrue with respect to such payment for the period from and after such Maturity.

                        Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified above.

                        Except as provided above, upon conversion, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined on the LIBOR Interest Determination Date immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined on the LIBOR Interest Determination Date immediately preceding the next preceding Interest Reset
Date.   If any Interest Reset Date (which term includes the term Initial
Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day; provided however, that if such next Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day.

                        All percentages resulting from any calculation on this Note will be rounded to the nearest one-hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).


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

                        Only the Depositary may exercise the option to convert the Note into a Floating Rate Note as long as the Note is held as a Global Security representing the Book-Entry Note. To exercise the conversion option, the Depositary must notify the Trustee in writing as outlined above. Accordingly, the Beneficial Owner of the Global Security that desires to have the Book-Entry Note represented by such Global Security converted into a Floating Rate Note must instruct the participant through which it owns its interest to direct the Depositary to exercise the conversion option on its behalf. To ensure that the Depositary receives notice from a participant in time to deliver notice to the Trustee on a particular day, the Beneficial Owner must so instruct the participant through which it owns its interest before such participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, the Beneficial Owner should consult the participant through which it owns its interest for the deadline for such participant. All instructions given to a participant from the Beneficial Owner of the Global Security relating to the option to elect conversion shall be irrevocable.

                        The Beneficial Owner of the Global Security shall not be entitled to receive physical delivery of a Certificated Note, except in the limited circumstances described under "Description of Note -- Book-Entry Note" in the Prospectus Supplement. In such circumstances, the Holder of a Certificated Note shall exercise the conversion option by delivering written notice to the Trustee at its office maintained for such purpose, currently the corporate trust office of the Trustee located at 100 Plaza One, Jersey City, New Jersey 07311 within the times specified above. Exercise of such conversion option by the Holder of a Note will be irrevocable.

                        All notices from or to the Holder, the Trustee or the Company in connection with the conversion of the Note may be delivered in electronic form or by facsimile.

                        For purposes of this Note, the following terms shall have the following meanings:
                        "Business Day" shall mean any day that is both:
(a) any day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in the City of New York or in the City of Los Angeles, and (b) a London Banking Day.

                        "Designated LIBOR Page" means the display on Telerate Page 3750 of the Dow Jones Markets Limited (or any successor service) on the page designated above (or such other page as may replace such designated page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for the Index Currency) for the purpose of displaying the London interbank rates of major banks for the Index Currency.

                        "London Banking Day" shall mean a day on which commercial banks are open for business, including dealings in U.S. dollars, in London.

                        "Market Price" shall mean the market price for the Note as determined by the Company in its sole discretion, reasonably exercised.

                        "Principal Financial Center" means New York, New York.

                        "Beneficial Owner", "participant" and "direct participant" shall have the meanings set forth in the Prospectus Supplement dated April 4, 2002 under "Description of Notes-- Book-Entry Notes".




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